SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2001

Preserver Group, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-671	22-0747730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

95 Route 17 South
Paramus, New Jersey 07653
(Address of principal executive offices)

Registrant's telephone number, including area code: (201) 291-2000

(Former name or former address, if changed since last report)

Item 7 – Financial Statements, Pro Forma Financial Information and Exhibits.

                (c)           Exhibits

                                The following Exhibit is filed as part of this report:

                                99.1-    Preserver Group, Inc. Press Release (December 18, 2001).

Item 9 – Regulation FD Disclosure

                On December 18, 2001, the Company issued the press release attached  hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated: December 18, 2001

PRESERVER GROUP, INC.

By:	/s/ Patrick J. Haveron

Patrick J. Haveron
Executive Vice President
Chief Executive Officer and
Chief Financial Officer